Exhibit T3F


                             Cross Reference Sheet*


Trust Indenture Act Section                             Indenture Section
---------------------------                             -----------------
310
   (a)(1)                                                     8.10
   (a)(2)                                                     8.10
   (a)(3)                                                     N.A.
   (a)(4)                                                     N.A.
   (a)(5)                                                     8.10
   (b)                                                        8.08; 8.10
   (c)                                                        N.A.
311
   (a)                                                        8.11
   (b)                                                        8.11
   (c)                                                        N.A.
312
   (a)                                                        2.05
   (b)                                                        12.03
   (c)                                                        12.03 313
   (a)                                                        8.06
   (b)(1)                                                     N.A.
   (b)(2)                                                     8.06
   (c)                                                        8.06; 12.02
   (d)                                                        8.06
314
   (a)                                                        4.02; 4.03
   (b)                                                        N.A.
   (c)(1)                                                     12.04
   (c)(2)                                                     12.04
   (c)(3)                                                     N.A.
   (d)                                                        11.05
   (e)                                                        12.05
   (f)                                                        N.A.
315
   (a)                                                        8.01
   (b)                                                        8.05
   (c)                                                        8.01
   (d)                                                        8.01
   (e)                                                        7.11
3.16
   (a)(last sentence)                                         2.09
   (a)(1)(A)                                                  7.05
   (a)(1)(B)                                                  7.04
   (a)(2)                                                     N.A.

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* This Cross-Reference Sheet is not part of the Indenture.


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   (b)                                                        7.04; 7.07
   (c)                                                        2.12
3.17
   (a)(1)                                                     7.08
   (a)(2)                                                     7.09
   (b)                                                        2.04
318
   (a)                                                        12.01
   (b)                                                        N.A.
   (c)                                                        12.01

N.A. means not applicable.